Financial Supplement Fourth Quarter 2022 Exhibit 99.2

Disclaimers 02 This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the following: future financial and financing plans; strategies related to the Company's business and its portfolio, including acquisition opportunities and disposition plans; growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward- looking statements, though not all forward-looking statements contain these identifying words. Our forward- looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the impact of possible additional surges of COVID-19 infections or the risk of other pandemics, epidemics or infectious disease outbreaks, measures taken to prevent the spread of such outbreaks and the related impact on our business or the businesses of our tenants; (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the risk that we may have to incur additional impairment charges related to our assets held for sale if we are unable to sell such assets at the prices we expect; (iv) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (v) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (vi) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vii) the ability to generate sufficient cash flows to service our outstanding indebtedness; (viii) access to debt and equity capital markets; (ix) fluctuating interest rates and inflation; (x) the ability to retain our key management personnel; (xi) the ability to maintain our status as a real estate investment trust (“REIT”); (xii) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xiii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiv) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2022, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the "SEC"). This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement or on our website. See “Financials and Filings – Quarterly Results” on the Investors section of our website at investor.caretrustreit.com. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non- GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign") and The Pennant Group, Inc. ("Pennant") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s and Pennant's financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov. This supplement provides information about our financial results as of and for the quarter and year ended December 31, 2022 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

Table of Contents CONTACT INFORMATION 03 CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 (949) 542-3130 ir@caretrustreit.com www.CareTrustReit.com Transfer Agent Broadridge Corporate Issuer Solutions P.O. Box 1342 Brentwood, NY 11717 (800) 733-1121 shareholder@broadridge.com Camarillo Senior Living (Camarillo, CA) COMPANY PROFILE 04 CARETRUST SNAPSHOT 05 INVESTMENTS 06 PORTFOLIO OVERVIEW 07-14 Portfolio Repositioning Top 10 Tenants Lease Coverage Portfolio Performance Rent Diversification by Tenant Geographic Diversification Rent Diversification by State Lease Maturities Tenant Purchase Options FINANCIAL OVERVIEW 15-22 Consolidated Statements of Operations Reconciliation of EBITDA, FFO and FAD Consolidated Balance Sheets Key Debt Metrics Debt Summary Equity Capital Transactions Other Financial Highlights GLOSSARY 23-24

Company Profile MANAGEMENT Dave Sedgwick – President & Chief Executive Officer Bill Wagner - Chief Financial Officer James Callister - Chief Investment Officer CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses. Since its debut as a standalone public company on June 1, 2014, and as of December 31, 2022, CareTrust REIT has expanded its tenant roster to 19 operators, and has grown its real estate portfolio to 204 net-leased healthcare properties across 23 states, consisting of 21,795 operating beds/units, excluding five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-leasing, two facilities which are in the process of being repurposed and two that are non- operational. As of December 31, 2022, CareTrust REIT also had three secured loans receivable and two mezzanine loans receivable. BOARD OF DIRECTORS Diana Laing - Chair Anne Olson Spencer Plumb Careina Williams Dave Sedgwick ANALYST COVERAGE* Baird - David Rogers | (216) 737-7341 Barclays - Steve Valiquette | (212) 526-5496 BMO Capital Markets - Juan Sanabria | (312) 845-4074 CapitalOne Securities - Dan Bernstein | (571) 835-7202 Credit Suisse - Tayo Okusanya | (212) 325-1402 KeyBanc Capital Markets - Austin Wurschmidt | (917) 368-2311 Raymond James - Jonathan Hughes | (727) 567-2438 RBC Capital Markets - Michael Carroll | (440) 715-2649 Stifel - Steve Manaker | (212) 271-3716 * This information is provided as of February 9, 2023. This list may be incomplete and is subject to change as firms initiate or discontinue coverage of CareTrust. Please note that any opinions, estimates, or forecasts regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, or forecasts of CareTrust or our management. CareTrust does not by our reference or distribution of the information above imply our endorsement of or concurrence with any opinions, estimates, or forecasts of these analysts. Interested persons may obtain copies of analysts’ reports on their own as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions in our stock and may provide compensated services to us. 04

CARETRUST REIT, INC. NYSE: CTRE Market Data (as of December 31, 2022) ◦ Closing Price: $18.58 ◦ 52 Week Range: $23.59 – $15.90 ◦ Market Cap: $1,850M ◦ Enterprise Value: $2,562M ◦ Outstanding Shares: 99.584M Credit Ratings ◦ Corporate Rating: BB (stable) ◦ Senior Unsecured Notes: BB+ ◦ Corporate Rating: BB+ (stable) ◦ Senior Unsecured Notes: BB+ FitchS&P ◦ Corporate Rating: Ba2 (stable) ◦ Senior Unsecured Notes: Ba2 Moody’s $1,785.3M INVESTMENTS 204 PROPERTIES 21,795 OPERATING BEDS/UNITS 19 OPERATORS 23 STATES Note: Portfolio amounts presented above are as of December 31, 2022 and exclude our three secured loans receivable and two mezzanine loans receivable. Additionally, amounts exclude five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-tenanting, two facilities which are in the process of being repurposed and two that are non-operational. General Note: Totals may not add due to rounding. Snapshot 05

Notes: [1] Initial Investment for properties acquired in connection with the Company becoming public represents Ensign's and Pennant's gross book value. Initial Investment for properties acquired since inception as a public company represents CareTrust REIT’s purchase price and transaction costs and includes commitments for capital expenditures that are not rent producing. [2] Initial Operating Beds/Units as of the acquisition date. [3] Initial Rent represents the annualized acquisition-date cash rent, deferred interest income on any preferred equity investments and interest income on any mortgage loans receivable, secured loans receivable and mezzanine loans. Initial Rent excludes ground lease income. [4] Initial Yield represents Initial Rent divided by Initial Investment and excludes properties not under a long-term master lease. [5] All amounts, except as otherwise indicated, include any preferred equity investments, mortgage loans receivable and mezzanine loans receivable. [6] Initial yield on the senior secured term loan is 8.5% less a 0.125% subservicing fee. [7] Initial yield based on term secured overnight financing rate, with a floor of approximately 8.5% less a subservicing fee of 50% over 8.25%. [8] Initial yield based on term secured overnight financing rate, with a floor of approximately 9.0% less a subservicing fee of 100% over 9.00%. Investments (dollars in thousands) 06 Date Operator Property Type Location Facilities Initial Investment[1] Initial Operating Beds/Units [2] Initial Rent [3] Initial Yield[4] 6/1/2014 The Ensign Group ALF, SNF, Campus Various 94 $ 501,673 10,053 $ 56,000 N/A 2014 Investments 6 33,609 157 3,076 9.2% 2015 Investments 20 233,028 1,840 22,263 9.6% 2016 Investments 35 288,023 2,800 26,084 9.1% 2017 Investments 36 309,805 3,324 28,000 9.0% 2018 Investments 12 111,950 1,103 9,955 8.9% 2019 Investments 27 340,884 3,348 30,168 8.8% 2020 Investments 17 105,267 961 9,398 8.9% 2021 Investments 10 196,576 1,247 13,103 7.3% 2/1/2022 Eduro Healthcare, LLC SNF TX 1 8,918 135 815 9.1% 3/1/2022 WLC Management Firm, LLC SNF Campus IL 1 13,095 130 1,235 9.4% 6/30/2022 Senior Secured Loan SNF, SNF Campus Mid-Atlantic 18 75,000 1,796 6,281 8.4% [6] 6/30/2022 Mezzanine Loan SNF, SNF Campus Mid-Atlantic N/A 25,000 N/A 2,750 11.0% 8/1/2022 Secured Loan SNF CA 5 22,250 600 1,891 8.5% [7] 9/8/2022 Secured Loan SNF GA 4 24,900 690 2,241 9.0% [8] 2022 Investments 29 169,163 3,351 15,213 9.0 % Total Lifetime Investments[5] 192 1,788,305 18,131 157,260 8.9 % Total Investments[5] 286 $ 2,289,978 28,184 $ 213,260

Notes: [1] Net sales proceeds includes selling costs. [2] Includes seller financing of $12.0 million, of which $5.0 million was repaid during the year end December 31, 2022. [3] Contractual Rent reflects year 1 rent under the new Master Leases and escalates to $1.8 million in year 2. [4] Estimated Rent Commencement date based on final Change Of Ownership approval and final licensing. [5] The 2022 annualized contractual rent in place before the lease amendments during 2022. [6] Contractual Rent based on year 1 rent under new Master Lease. [7] Marketing to re-tenant or sell. Portfolio Repositioning (dollars in thousands) (As of February 6, 2023) 07 Closed Dispositions Close Date # of Properties Property Type # of Beds Gross Sales Price Net Sales Proceeds[1] September 2022 7 SNF / Campus 708 $ 52,000 $ 37,823 [2] December 2022 5 ALF 301 13,000 11,033 January 2023 1 ALF 105 3,800 3,240 13 1,114 $ 68,800 $ 52,096 Retained Facilities Type # of Properties Property Type # of Beds 2022 Contractual Rent 2022 Collected Rent Year 1 Contractual Rent Estimated Rent Commencement Re-Tenant 4 ALF 194 $ 2,341 $ — $ 825 [3] TBD[4] Re-Tenant/Conversion 2 ALF 236 1,100 [5] — 1,458 [6] 1Q 2024 Retained Tenants 8 ALF 355 5,146 5,146 3,480 Jan. 2023 14 785 $ 8,587 $ 5,146 $ 5,763 On the Market Status # of Properties Property Type # of Beds 2022 Contractual Rent 2022 Collected Rent Estimated Net Proceeds Under PSA 2 ALF 192 $ 1,263 $ 377 $ 5,578 Marketing[7] 3 ALF 309 1,198 — — 5 501 $ 2,461 $ 377 $ 5,578

Notes: [1] Lease Coverage excludes five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-leasing, two facilities which are in the process of being repurposed and two that are non-operational. [2] EBITDAR Coverage and EBITDARM Coverage are based on financial information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. Coverage metrics are based on contractual cash rents in place during the period presented unless a lease has been entered into or amended since the end of the period, in which case the current contractual rent is used. [3] Ensign and Pennant have announced that they have returned all or a portion of the provider relief funds issued to them by the U.S. Department of Health and Human Services ("HHS") pursuant to the CARES Act in connection with the COVID-19 pandemic ("HHS Relief Funds"). [4] Coverage metrics in this section exclude all HHS Relief Funds and PPP Loans received and retained to date, if any. Where applicable, includes Employee Retention Tax Credits amortized over trailing 12 months based on month received. [5] Coverage metrics in this section include all known HHS Relief Funds received and retained as reported to us through February 1, 2023, if any, and amortizes the retained HHS Relief Funds ratably over the period of availability based on when the HHS Relief Funds were received in accordance with HHS' current guidelines for using the HHS Relief Funds for allowable purposes, except for phase 4 funding which is amortized ratably from the date the funds are received through June 30, 2022. The calculations further assume that (i) none of the HHS Relief Funds retained to date will be returned to HHS, and (ii) no additional HHS Relief Funds will be distributed to providers in the future. Where applicable, includes Employee Retention Tax Credits amortized over trailing 12 months based on month received. [6] No coverage metrics were received for the period prior to lease commencement for facilities acquired in March and April 2021. See "Glossary" for additional information. Top 10 Tenants Lease Coverage [1] 08 Twelve Months Ended March 31, 2020 Twelve Months Ended September 30, 2022 Twelve Months Ended September 30, 2022 Pre COVID-19 Excludes Use of HHS Funds[4] Includes Amortized HHS Funds[5] EBITDAR Coverage[2] EBITDARM Coverage[2] EBITDAR Coverage[2] EBITDARM Coverage[2] EBITDAR Coverage[2] EBITDARM Coverage[2] 1 The Ensign Group[3] 3.02x 3.79x 3.29x 4.11x 3.29x 4.11x 2 Priority Management Group 1.50x 1.81x 1.27x 1.58x 1.46x 1.77x 3 Cascadia Healthcare 1.61x 2.07x 1.95x 2.44x 2.08x 2.58x 4 Providence Group 1.03x 1.45x 1.97x 2.55x 2.08x 2.67x 5 Eduro Healthcare, LLC 1.17x 1.65x 1.62x 2.14x 1.81x 2.35x 6 Covenant Care 1.37x 1.94x 0.66x 1.23x 0.72x 1.30x 7 The Pennant Group[3] 1.27x 1.48x 0.67x 0.85x 0.67x 0.85x 8 Bayshire Senior Communities[6] 1.32x 1.60x 0.90x 1.28x 0.90x 1.28x 9 WLC Management 2.15x 2.59x 1.72x 2.19x 1.99x 2.47x 10 Aspen Senior Living[6] — — 0.45x 0.69x 0.45x 0.70x Total Top 10 Tenants 2.12x 2.67x 2.13x 2.70x 2.20x 2.78x All Other Tenants 1.05x 1.45x 1.08x 1.52x 1.28x 1.72x Total 1.99x 2.52x 2.01x 2.57x 2.10x 2.66x

Portfolio Performance 09 Notes: [1] Initial Investment for properties acquired in connection with the Company becoming public represents Ensign's and Pennant's gross book value. Initial Investment for properties acquired since inception as a public company represents CareTrust REIT’s purchase price and transaction costs and includes commitments for capital expenditures that are not rent producing. [2] Rent represents December 2022 contractual cash rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2022, the initial or amended contractual cash rent is used. [3] Current Yield represents Rent divided by Investment. [4] All amounts exclude our three secured loans receivable and two mezzanine loans receivable. Additionally, amounts exclude five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-leasing, two facilities which are in the process of being repurposed and two that are non-operational. [5] Rent represents September 2022 contractual cash rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to September 30, 2022, the initial or amended contractual cash rent is used. [6] All amounts exclude our three secured loans receivable and two mezzanine loans receivable. Additionally, amounts exclude 19 properties classified as held for sale as of September 30, 2022, two facilities which are in the process of being repurposed and two facilities that are non-operational. [7] Rent represents December 2021 contractual cash rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2021, the initial or amended contractual cash rent is used. [8] All amounts exclude our one mezzanine loan receivable as of December 31, 2021. Additionally, amounts exclude one property classified as held for sale as of December 31, 2021 and two facilities that are non-operational. See “Glossary” for additional information. (dollars in thousands) As of December 31, 2022 Asset Type Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[2] % of Total Rent Current Yield[3] Skilled Nursing 154 16,193 $ 1,300,822 72.9% $ 136,509 74.4% 10.5 % Multi-Service Campus 24 3,463 363,306 20.3% 32,081 17.5% 8.8 % Seniors Housing 26 2,139 121,186 6.8% 14,803 8.1% 12.2 % Total Net-Leased Assets[4] 204 21,795 $ 1,785,314 100.0% $ 183,393 100.0% 10.3% (dollars in thousands) As of September 30, 2022 Asset Type Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[5] % of Total Rent Current Yield[3] Skilled Nursing 154 16,193 $ 1,299,763 74.2% $ 135,363 75.5% 10.4 % Multi-Service Campus 24 3,466 363,306 20.7% 31,833 17.7% 8.8 % Seniors Housing 20 1,846 89,218 5.1% 12,194 6.8% 13.7 % Total Net-Leased Assets[6] 198 21,505 $ 1,752,287 100.0% $ 179,390 100.0% 10.2% (dollars in thousands) As of December 31, 2021 Asset Type Facilities Operating Beds/Units Investment[1] % of Total Investment Rent[7] % of Total Rent Current Yield[3] Skilled Nursing 160 16,614 $ 1,352,608 68.6% $ 135,297 70.6% 10.0 % Multi-Service Campus 24 3,545 377,591 19.2% 31,205 16.3% 8.3 % Seniors Housing 40 3,273 240,681 12.2% 25,130 13.1% 10.4 % Total Net-Leased Assets[8] 224 23,432 $ 1,970,880 100.0% $ 191,632 100.0% 9.7%

Rent Diversification by Tenant 10 Notes: [1] All amounts exclude our three secured loans receivable and two mezzanine loans receivable. Additionally, amounts exclude five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-leasing, two facilities which are in the process of being repurposed and two that are non-operational. [2] Rent represents December 2022 contractual cash rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2022, the initial or amended contractual cash rent is used. (dollars in thousands) As of December 31, 2022[1] Facilities Operating Beds/Units Rent[2] % of Total Rent 1 The Ensign Group 98 10,399 $ 66,173 36.1% 2 Priority Management Group 15 2,144 30,171 16.5% 3 Cascadia Healthcare 12 1,053 12,329 6.7% 4 Providence Group 8 1,044 10,957 6.0% 5 Eduro Healthcare, LLC 9 990 9,315 5.1 % Total Top 5 Tenants 142 15,630 $ 128,945 70.3% 6 Covenant Care 7 935 8,555 4.7% 7 The Pennant Group 8 913 7,098 3.9% 8 Bayshire Senior Communities 5 596 6,462 3.5% 9 WLC Management 9 916 6,293 3.4% 10 Aspen Senior Living 2 319 5,640 3.1 % Total Top 10 Tenants 173 19,309 $ 162,993 88.9 % All Other Tenants 31 2,486 $ 20,400 11.1 % Total 204 21,795 $ 183,393 100.0%

Geographic Diversification (% of run-rate rent) 11 * Less than 1%. Note: Numbers are as of December 31, 2022 and exclude our three secured loans receivable and two mezzanine loans receivable. Additionally, amounts exclude five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-leasing, two facilities which are in the process of being repurposed and two that are non-operational. 7% * 27% 22% 10% 8% 7% 4% 3% 3% * * * * 1% 2% 1% 1% 3% 1% 1% 1% 1% 1% 3%

Rent Diversification by State 12 Notes: [1] All amounts exclude our three secured loans receivable and two mezzanine loans receivable. Additionally, amounts exclude five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-leasing, two facilities which are in the process of being repurposed and two that are non-operational. [2] Rent represents December 2022 contractual cash rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2022, the initial or amended contractual cash rent is used. (dollars in thousands) As of December 31, 2022[1] Net-Leased Assets by State Facilities Operating Beds/Units Rent[2] % of Total Rent 1 California 40 4,844 $ 49,854 27.2% 2 Texas 43 5,597 41,240 22.5% 3 Louisiana 8 1,164 17,767 9.7% 4 Idaho 17 1,474 14,611 8.0% 5 Arizona 11 1,340 13,102 7.1 % Top 5 States 119 14,419 $ 136,574 74.5% 6 Utah 13 1,374 7,662 4.2% 7 Illinois 9 916 6,293 3.4% 8 Colorado 7 779 5,826 3.2% 9 Iowa 15 970 5,151 2.8% 10 Washington 10 936 4,823 2.6 % Top 10 States 173 19,394 $ 166,329 90.7 % All Other States 31 2,401 $ 17,064 9.3 % Total 204 21,795 $ 183,393 100.0%

Lease Maturities 13 Notes: [1] All amounts exclude our three secured loans receivable and two mezzanine loans receivable. Additionally, amounts exclude five properties classified as held for sale as of December 31, 2022, three facilities targeted for re-leasing, two facilities which are in the process of being repurposed and two that are non-operational. [2] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options or purchase options, if any. [3] Rent represents December 2022 contractual cash rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2022, the initial or amended contractual cash rent is used. Lease Maturity Year % o f T ot al R en t (dollars in thousands) As of December 31, 2022[1] Lease Maturity Year[2] Rent[3] % of Total Rent 2024 $ 1,537 0.8% 2027 5,342 2.9% 2029 9,051 4.9% 2030 11,353 6.2% 2031 52,933 28.9% 2032 18,027 9.8% 2033 19,847 10.8% 2034 41,040 22.4% 2036 13,862 7.6% 2038 10,401 5.7 % Total $ 183,393 100.0% —% 0.8% —% —% 2.9% —% 4.9% 6.2% 28.9% 9.8% 10.8% 22.4% —% 7.6% —% 5.7% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038

Tenant Purchase Options 14 Notes: [1] The Company has not received notice of exercise for the option periods that are currently open. [2] Option type includes: A - Fixed base price. B- Fixed capitalization rate on lease revenue. [3] Rent represents December 2022 contractual cash rent, annualized, and excludes ground lease income. Additionally, if a lease was entered into, amended or restructured subsequent to December 31, 2022, the initial or amended contractual cash rent is used. [4] Option window is open for six months. [5] Option window is open until the expiration of the lease term. [6] Purchase option reflects two option types. (dollars in thousands) As of December 31, 2022 Asset Type Properties Lease Expiration Next Option Open Date[1] Option Type[2] Current Cash Rent[3] % of Total Rent[3] SNF 11 November 2030 1/1/2023 [4] B 5,092 2.70 % SNF 1 March 2029 4/1/2022 [5] A / B [6] 805 0.43 % SNF / Campus 2 October 2032 1/1/2023 [4] A 1,097 0.58 % SNF 4 November 2034 12/1/2024 [5] A 3,891 2.06% 5.77%

Consolidated Statements of Operations 15 (amounts in thousands, except per share data) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2022 2021 2022 2021 Revenues: Rental income $ 47,675 $ 49,118 $ 187,506 $ 190,195 Interest and other income 4,135 619 8,626 2,156 Total revenues 51,810 49,737 196,132 192,351 Expenses: Depreciation and amortization 11,926 14,056 50,316 55,340 Interest expense 9,608 5,689 30,008 23,677 Property taxes 968 1,108 4,333 3,574 Impairment of real estate investments 5,356 — 79,062 — Provision for loan losses, net — — 3,844 — Property operating expenses 695 — 5,039 — General and administrative 4,813 10,738 20,165 26,874 Total expenses 33,366 31,591 192,767 109,465 Other (loss) income: Loss on extinguishment of debt — — — (10,827) (Loss) gain on sale of real estate, net (1,668) 115 (3,769) (77) Unrealized loss on other real estate related investments (2,396) — (7,102) — Total other (loss) income (4,064) 115 (10,871) (10,904) Net income (loss) $ 14,380 $ 18,261 $ (7,506) $ 71,982 Earnings (loss) per common share: Basic $ 0.15 $ 0.19 $ (0.08) $ 0.74 Diluted $ 0.15 $ 0.19 $ (0.08) $ 0.74 Weighted-average number of common shares: Basic 97,227 96,297 96,703 96,017 Diluted 97,272 96,552 96,703 96,092 Dividends declared per common share $ 0.275 $ 0.265 $ 1.10 $ 1.06

See "Glossary" for additional information. Reconciliation of EBITDA, FFO and FAD 16 (amounts in thousands) Quarter Ended December 31, 2021 Quarter Ended March 31, 2022 Quarter Ended June 30, 2022 Quarter Ended September 30, 2022 Quarter Ended December 31, 2022 Net income (loss) $ 18,261 $ (43,264) $ 20,669 $ 709 $ 14,380 Depreciation and amortization 14,056 13,575 12,559 12,256 11,926 Interest expense 5,689 5,742 6,303 8,355 9,608 Amortization of stock-based compensation 5,635 1,521 1,394 1,380 1,463 EBITDA 43,641 (22,426) 40,925 22,700 37,377 Impairment of real estate investments — 59,683 1,701 12,322 5,356 Provision for loan losses, net — 3,844 — — — Provision for doubtful accounts and lease restructuring — 977 — — 390 Property operating expenses 8 1,231 631 3,821 914 (Gain) loss on sale of real estate (115) (186) — 2,287 1,668 Non-routine transaction costs 1,418 — — — — Unrealized loss on other real estate related investments — — — 4,706 2,396 Normalized EBITDA $ 44,952 $ 43,123 $ 43,257 $ 45,836 $ 48,101 Net income (loss) $ 18,261 $ (43,264) $ 20,669 $ 709 $ 14,380 Real estate related depreciation and amortization 14,051 13,571 12,553 12,251 11,921 Impairment of real estate investments — 59,683 1,701 12,322 5,356 (Gain) loss on sale of real estate (115) (186) — 2,287 1,668 Funds from Operations (FFO) 32,197 29,804 34,923 27,569 33,325 Provision for loan losses, net — 3,844 — — — Provision for doubtful accounts and lease restructuring — 977 — — 390 Property operating expenses 8 1,231 631 3,821 914 Accelerated amortization of stock-based compensation 3,696 — — — — Non-routine transaction costs 1,418 — — — — Unrealized loss on other real estate related investments — — — 4,706 2,396 Normalized FFO $ 37,319 $ 35,856 $ 35,554 $ 36,096 $ 37,025

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. See "Glossary" for additional information. Reconciliation of EBITDA, FFO and FAD (continued) 17 (amounts in thousands, except per share data) Quarter Ended December 31, 2021 Quarter Ended March 31, 2022 Quarter Ended June 30, 2022 Quarter Ended September 30, 2022 Quarter Ended December 31, 2022 Net income (loss) $ 18,261 $ (43,264) $ 20,669 $ 709 $ 14,380 Real estate related depreciation and amortization 14,051 13,571 12,553 12,251 11,921 Amortization of deferred financing fees 521 520 520 520 535 Amortization of stock-based compensation 5,635 1,521 1,394 1,380 1,463 Straight-line rental income (6) (6) (5) (3) (3) Impairment of real estate investments — 59,683 1,701 12,322 5,356 (Gain) loss on sale of real estate (115) (186) — 2,287 1,668 Funds Available for Distribution (FAD) 38,347 31,839 36,832 29,466 35,320 Provision for loan losses, net — 3,844 — — — Provision for doubtful accounts and lease restructuring — 977 — — 390 Property operating expenses 8 1,231 631 3,821 914 Non-routine transaction costs 1,418 — — — — Unrealized loss on other real estate related investments — — — 4,706 2,396 Normalized FAD $ 39,773 $ 37,891 $ 37,463 $ 37,993 $ 39,020 FFO per share $ 0.33 $ 0.31 $ 0.36 $ 0.28 $ 0.34 Normalized FFO per share $ 0.39 $ 0.37 $ 0.37 $ 0.37 $ 0.38 FAD per share $ 0.40 $ 0.33 $ 0.38 $ 0.30 $ 0.36 Normalized FAD per share $ 0.41 $ 0.39 $ 0.39 $ 0.39 $ 0.40 Diluted weighted average shares outstanding [1] 96,646 96,701 96,672 96,752 97,408

Consolidated Balance Sheets 18 (amounts in thousands) December 31, 2022 December 31, 2021 Assets: Real estate investments, net $ 1,421,410 $ 1,589,971 Other real estate related investments, at fair value 156,368 15,155 Assets held for sale, net 12,291 4,835 Cash and cash equivalents 13,178 19,895 Accounts and other receivables 416 2,418 Prepaid expenses and other assets, net 11,690 7,512 Deferred financing costs, net 5,428 1,062 Total assets $ 1,620,781 $ 1,640,848 Liabilities and Equity: Senior unsecured notes payable, net $ 395,150 $ 394,262 Senior unsecured term loan, net 199,348 199,136 Unsecured revolving credit facility 125,000 80,000 Accounts payable, accrued liabilities and deferred rent liabilities 24,360 25,408 Dividends payable 27,550 26,285 Total liabilities 771,408 725,091 Equity: Common stock 990 963 Additional paid-in capital 1,245,337 1,196,839 Cumulative distributions in excess of earnings (396,954) (282,045) Total equity 849,373 915,757 Total liabilities and equity $ 1,620,781 $ 1,640,848

Notes: [1] Net Debt to Annualized Normalized Run Rate EBITDA compares net debt as of the last day of the quarter to Annualized Normalized Run Rate EBITDA for the quarter which assumes investments closed during the quarter occurred on the first day of the quarter. See “Financials – Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA and Normalized Run Rate EBITDA to the most directly comparable GAAP measure for the periods presented. [2] Net Debt to Enterprise Value compares net debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. Net Debt to Enterprise Value [2]Net Debt to Annualized Normalized Run Rate EBITDA [1] Key Debt Metrics 19 3.2 3.1 3.2 3.7 3.7 3.7 3.7 3.9 4.3 4.2 3.7 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 23.1% 22.0% 20.0% 22.1% 22.1% 25.1% 23.0% 26.6% 30.2% 30.6% 27.8% 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22

Notes: [1] Funds can be borrowed at applicable SOFR plus 1.50% to 2.20% or at the Base Rate (as defined) plus 0.50% to 1.20%. [2] Funds can be borrowed at applicable SOFR plus 1.10% to 1.55% or at the Base Rate (as defined) plus 0.10% to 0.55%. [3] Maturity date assumes exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. Debt Maturity Schedule Debt Summary 20 — — — $200,000 — $525,000 202 3 202 4 202 5 202 6 202 7 202 8 Debt Maturity Year Pri nci pa l (dollars in thousands) December 31, 2022 Debt Interest Rate Maturity Date Principal % of Principal Deferred Loan Costs Net Carrying Value Fixed Rate Debt Senior unsecured notes payable 3.875% 2028 $ 400,000 55.2% $ (4,850) $ 395,150 Floating Rate Debt Senior unsecured term loan 6.036% [1] 2026 200,000 27.6% (652) 199,348 Unsecured revolving credit facility 5.586% [2] 2028 [3] 125,000 17.2% — [4] 125,000 5.863% 325,000 44.8% (652) 324,348 Total Debt 4.766% $ 725,000 100.0% $ (5,502) $ 719,498

Notes: [1] Represents average offering price per share for follow-on equity offerings. [2] As of December 31, 2022, CareTrust REIT had $428.4 million available for future issuances under the ATM Program. Follow-On Equity Offering Activity At-the-Market Offering Activity Equity Capital Transactions 21 2015 2016 2019 Q1 Q2 Q3 Q4 Total Number of Shares (000s) 16,330 — 9,775 — 6,325 16,100 6,641 Public Offering Price per Share $ 10.50 $ — $ 11.35 $ — $ 13.35 $ 12.14 [1] $ 23.35 Gross Proceeds (000s) $ 171,465 $ — $ 110,946 $ — $ 84,439 $ 195,385 $ 155,073 2016 2017 2018 2019 2020 2021 2022[2] Q1 Q2 Q3 Q4 Total Number of Shares (000s) 924 10,574 10,265 2,459 — 990 — — — 2,405 2,405 Average Price per Share $ 15.31 $ 16.43 $ 17.76 $ 19.48 $ — $ 23.74 $ — $ — $ — $ 20.00 $ 20.00 Gross Proceeds (000s) $ 14,147 $ 173,760 $ 182,321 $ 47,893 $ — $ 23,505 $ — $ — $ — $ 48,100 $ 48,100

Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See Glossary for additional information. Dividend History Normalized FFO Payout Ratio [1][2] Normalized FFO per Share [2] Normalized FFO [2] (in millions) Other Financial Highlights 22 $0.250$0.250$0.250 $0.265 $0.265 $0.265 $0.265 $0.275 $0.275 $0.275 $0.275 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 73.5% 73.5% 69.4% 73.6% 71.6% 69.7% 67.9% 74.3% 74.3% 74.3% 72.4% 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 $0.34 $0.34 $0.36 $0.36 $0.37 $0.38 $0.39 $0.37 $0.37 $0.37 $0.38 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 $32.1 $32.5 $34.2 $34.1 $35.8 $36.7 $37.3 $35.9 $35.6 $36.1 $37.0 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22

Funds from Operations (“FFO”) Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2] CARES Act and HHS Relief Funds Provider relief funds distributed by the Department of Health and Human Services as part of the CARES act to support healthcare providers’ battle against the COVID-19 outbreak. Healthcare providers received five payments over four phases of general distributions. Does not include funds as part of Medicaid’s Federal Medical Assistance Percentage (“FMAP”), Medicare’s Sequestration “Holiday” or Paycheck Protection Program loans (“PPP”). The Employee Retention Credit ("ERTC") is a fully refundable tax credit for employers equal to 50 percent of qualified wages (including allocable qualified health plan expenses) that eligible employers pay their employees. Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.  EBITDA Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and cash rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended September 30, 2022 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDAR for such period is divided by the annualized monthly base rent currently in effect. EBITDAR reflects the application of a standard 5% management fee. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) for the trailing twelve- month period ended September 30, 2022 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDARM for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre- stabilized. Enterprise Value Share price multiplied by the number of outstanding shares plus total outstanding debt minus cash, each as of a specified date. Funds Available for Distribution (“FAD”) FFO, excluding straight-line rental income adjustments, amortization of deferred financing fees and stock-based compensation expense.[2] Glossary 23

Multi-Service Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units, including Continuing Care Retirement Communities. Normalized EBITDA EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as real estate impairment charges, provision for loan losses, provision for doubtful accounts and lease restructuring, recovery of previously reversed rent, lease termination revenue, property operating expenses, non- routine transaction costs, loss on extinguishment of debt, unrealized loss on other real estate related investments and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as provision for loan losses, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, non- routine transaction costs, loss on extinguishment of debt, unrealized loss on other real estate related investments and property operating expenses.[2] Normalized FFO FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as provision for loan losses, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, accelerated amortization of stock-based compensation, non-routine transaction costs, loss on extinguishment of debt, unrealized loss on other real estate related investments and property operating expenses.[2] Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Glossary 24